UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2021

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor
Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	FHB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2021, First Hawaiian, Inc. (the “Company”) announced that Mr. Ravi Mallela, the Executive Vice President and Chief Financial Officer of the Company and its subsidiary, First Hawaiian Bank (the “Bank”), tendered his resignation from his positions with the Company and the Bank effective at the close of business on January 7, 2022. Mr. Mallela’s resignation was for personal reasons and was not a result of any disagreement on any matter relating to the Company’s operations, policies or procedures.

The Company also announced that, effective January 8, 2022, Mr.Ralph M. Mesick, the Vice Chairman and Chief Risk Officer of the Company and the Bank, will be appointed Interim Chief Financial Officer of the Company and the Bank, and will serve as the principal accounting officer of the Company on an interim basis, in each case while a search is conducted for a permanent Chief Financial Officer. The information required by Items 401(b), (d), (e) and 404(a) of Regulation S-K with respect to Mr. Mesick is incorporated herein by reference from the sections captioned “Biographies of Executive Officers” and "Stock Ownership - Business Relationships and Related Party Transaction Policy - Other Related Party Transactions" in the Company’s definitive Proxy Statement for the 2021 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 12, 2021.

A copy of the Company’s press release announcing the foregoing matters is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)            Exhibits

Exhibit No.	Description

99.1	Press Release dated December 17, 2021

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.

Date: December 20, 2021	By:	/s/ Robert S. Harrison
Robert S. Harrison
Chairman of the Board, President and Chief Executive Officer
(Principal Executive Officer)